UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): September 19, 2005
                                                       ------------------

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-19603                            06-1242753
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        (Commission File Number)       (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure.
                  -------------------------

On September 19, 2005, Centennial Communications Corp. issued a press release announcing that it has engaged Lehman Brothers and Evercore Partners as financial advisors to assist it in evaluating a range of possible strategic and financial alternatives. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

  (c)             Exhibits.

                  99.1 Press release of Centennial Communications Corp. dated September 19, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:   /s/ Tony L. Wolk
                                          --------------------------------------
Date:  September 19, 2005                 Tony L. Wolk
                                          Senior Vice President, General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

99.1            Press release of Centennial Communications Corp. dated
                September 19, 2005

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